THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

Exhibit 10.15

THE UNIVERSITY OF TEXAS HEALTH SCIENCE CENTER AT HOUSTON

AND

IMMATICS US, INC.

AMENDMENT NUMBER 5 — FACILITIES/EQUIPMENT USE AND SERVICES AGREEMENT

This Amendment Number 5 (“Amendment”) to the Facilities/Equipment Use and Services Agreement (“Agreement”) is entered into effective the 1st day of July 2018, by and between The University of Texas Health Science Center at Houston, (“UTHealth”) and Immatics US, Inc. (“Immatics”). UTHealth and Immatics shall be known collectively as ‘the Parties” and singularly as “a Party” or “the Party.”

WHEREAS, the Parties previously entered into an Agreement effective September 1, 2015, as previously amended, whereby UTHealth makes available certain facilities, equipment, and personnel in support of projects; and

WHEREAS, the Parties now desire to amend the Agreement.

NOW, THEREFORE, the Parties agree as follows:

1.	Section 1.1.a shall be deleted in its entirety and replaced with the following:

“Production Suites/Administrative Space. An exclusive license to use certain production suites and administrative space located in the Facility, described as Rooms BBS 6310, BBS 6312, BBS 6314, and a cubicle in BBS 6102 (the “Premises”). The use of Room BBS 6310 shall be for the period February 1, 2017 through December 31, 2021, BBS 6312 shall be for the period September 1, 2015 through December 31, 2021 and the use of Room BBS 6314 shall be for the period February 1, 2016 through December 31, 2021.”

2.	Section 5.1 shall be deleted in its entirety and replaced with the following:

“This Agreement shall commence as of September 1, 2015, and shall continue until December 31, 2021 (“Term”), unless the term is otherwise limited as set forth in Section 1.1a or Section 5.2.”

3.	Section 5.2 shall be deleted in its entirety and replaced with the following:

“Immatics may terminate this Agreement upon six (6) months prior written notice, in the event that either (a) Immatics has incurred net operating losses (“NOLs”) for three (3) consecutive fiscal reporting periods (annual) or (b) an applicable Institutional Review Board or other regulatory agency suspends or terminates any of the Projects.”

4.	Section 9 shall be deleted in its entirety and replaced with the following:

“Compensation. In consideration for the license herein granted for the use of the Licensed Facilities and the other services provided by UTHealth pursuant to this Agreement, Immatics shall compensate UTHealth as follows:

*    a comprehensive monthly fee of [***] per production suite (i.e., BBS 6310, BBS 6312, and BBS 6314) calculated in accordance with the budget set forth in Exhibit E-2 for the applicable term set forth in section 1.1a.

*    a monthly fee of [***] for the exclusive use of a Biosafe Sepax 2 RM automated cell processing system for the same term applicable to room BBS 6310 set forth in section 1.1a. This fee includes maintenance of the instrument. In case of breakdown, during the downtime of the instrument the samples may be processed on an identical system located in The Judith R. Hoffberger Cellular Therapeutics Laboratory and such service will be invoiced separately.

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

Process specific reagents and other supplies are not included in the cost set forth above and shall be procured by UTHealth and invoiced to Immatics as a separate line item charge. Additionally, individual extra-ordinary services as set forth in Exhibit F shall be invoiced to Immatics as a separate line item charge.

The invoices for reagents, other supplies, and extra-ordinary services shall also include a [***] administrative charge.

All payments shall be made within thirty (30) days after receipt of the invoice and mailed to the address below or sent by electronic funds transfer:

The University of Texas Health Science Center at Houston

6431 Fannin Street, MSB 5.226

Houston, TX 77030

Attn: [***]

5.	Section 11.8 shall be added as follows:

Publicity. UTHealth acknowledges Immatics’s intention to periodically distribute information releases and announcements to the news media in connection with work performed under this Agreement. Statements intended for use in the public media shall acknowledge UTHealth’s contribution and the parties shall describe the scope and nature of their participation accurately and appropriately. Any such statements mentioning UTHealth or UTHealth employees shall require UTHealth’s prior approval, such approval not to be unreasonably delayed or withheld.

6.	Exhibit E2 shall be deleted in its entirety and replaced with the following:

Comprehensive Monthly Cost per suite (E2)
[***]
Sub Total	[***]
F&A [***]	[***]
Grand Total	[***]

°additional extra-ordinary EM will be invoiced separately

7.	Exhibit E3 shall be deleted in its entirety

8.	Exhibit F shall be deleted in its entirety and replaced with the following:

Exhibit F.

Individual extra-ordinary services will be billed separately based on actual usage at the following current rates (F)

Cleaning (in excess of the cleaning of the entire facility that UTHealth will carry out 4 times per month): 1 suite Entire facility	[***]

Quality Control Testing: [***]	[***]

Courier Service: 1 trip 1 trip after hours (5pm to 6am and weekends)	[***]

*	Endotoxin detection carried out by Associates of Cape Cod, Inc. has a different cost and will be invoiced separately.

Except as provided for herein, all other terms and conditions of the Agreement effective September 1, 2015, as previously amended, shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this Amendment to be effective as of the first date written above.

SIGNED:

IMMATICS US, INC.	THE UNIVERSITY OF TEXAS HEALTH
SCIENCE AT HOUSTON

By: /s/ Harpreet Singh	By: /s/ T. Kevin Dillon
Harpreet Singh Chief Executive Officer	T. Kevin Dillon Sr. Executive Vice President, Chief Operating and Financial Officer

Date: June 21, 2018	Date: 6/26/18